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                                                                   EXHIBIT 10.25

                                PLEDGE AGREEMENT

          THIS AGREEMENT ENTERED INTO AT BOSTON, MASSACHUSETTS AS OF APRIL 30, 2002 BETWEEN VISION SCIENCES, INC., WITH AN ADDRESS OF 9 STRATHMORE ROAD, NATICK, MASSACHUSETTS 01760 (THE "PLEDGOR") AND CITIZENS BANK OF MASSACHUSETTS, A MASSACHUSETTS BANKING CORPORATION WITH AN ADDRESS OF 53 STATE STREET, BOSTON, MASSACHUSETTS 02109 (THE "BANK").

          1. PLEDGE. In consideration of the Bank's extending credit and other financial accommodations to the Pledgor, the Pledgor hereby grants to the Bank a security interest in all of the Pledgor's Collateral. The security interest granted by this Agreement is given to and shall be held by the Bank as security for the payment and performance of all Obligations. The Bank shall have the unrestricted right from time to time to apply or to change any application already made of the proceeds of any of the Collateral to any of the Obligations, as the Bank in its sole discretion may determine.

          2.    DEFINITIONS. The following definitions shall apply:

                (1) "Collateral" shall mean all the Pledgor's present and future right, title and interest in and to any and all of the property listed on SCHEDULE A, attached hereto, whether such property is now existing or hereafter created, and all products, proceeds, substitutions, additions, interest, dividends, and other distributions in respect thereto, and all books, records, and paper relating to the foregoing.

                (2) "Obligation(s)" means all loans, advances, indebtedness, notes, liabilities and amounts, liquidated or unliquidated, owing by the Pledgor to the Bank at any time, of each and every kind, nature and description, whether arising under this Agreement or under the Loan Agreement between Pledgor and Bank of even date herewith (the "Loan Agreement") and whether secured or unsecured, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter contracted. Said term expressly includes all interest and other charges chargeable to the Pledgor or due from the Pledgor to the Bank from time to time and all costs and expenses referred to in this Agreement and in the Loan Agreement.

                (3) "Person" or "party" shall include individuals, firms, corporations

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                and all other entities.

                (4) "Event of Default" shall mean the occurrence of any one or more of the following events:

          (1) default of any liability, obligation or undertaking of the Pledgor to the Bank hereunder; and

          (2)   occurrence of an Event of Default under the Loan Agreement.

     All words and terms used in this Agreement other than those specifically defined herein or in the Loan and Security Agreement between the Pledgor and the Bank of even date herewith (the "Loan Agreement"), shall have the meanings ascribed to them in the Massachusetts Uniform Commercial Code as amended from time to time (herein the "Code").

          3. COSTS AND EXPENSES. The Pledgor shall pay to the Bank any and all costs and expenses (including, without limitation, reasonable attorneys' fees, court costs, litigation and other expenses) incurred or paid by the Bank in establishing, maintaining, protecting or enforcing any of the Bank's rights or the Obligations, including, without limitation, any and all such costs and expenses incurred or paid by the Bank in defending the Bank's security interest in, title or right to the Collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of the Collateral.

          4. TITLE. The Pledgor represents that the Collateral is held and owned by the Pledgor free and clear of all liens, encumbrances, attachments, security interests, pledges, and charges, and if the Collateral is securities, is fully paid for and nonassessable.

          5.    AFFIRMATIVE COVENANTS. The Pledgor shall:

                (1) execute all such instruments, documents, and papers, and will do all such acts as the Bank may reasonably request from time to time to carry into effect the provisions and intent of this Agreement, including, without limitation, the execution of stock transfer orders, stock powers, notifications to obligors on the Collateral, the providing of notification in connection with book entry securities or general intangibles and the providing of instructions to the issuers of uncertificated securities or financial intermediaries, and will do all such other acts as the Bank may request with respect to the perfection and protection of the security interest granted herein and the assignment effected hereby;

     (2) keep the Collateral free and clear of all liens, encumbrances, attachments, security interests, pledges and charges;

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                (3)     deliver to the Bank, if and when received by the
                Pledgor, any item representing or constituting any of the Collateral, including without limitation, all cash dividends and all stock certificates whether now existing or hereafter received as a result of any stock dividends, stock splits or otherwise;

                (4) upon the request of the Bank, cause the issuer of any uncertificated securities comprising any of the Collateral to issue certificates with respect thereto;

                (5) upon the request of the Bank, cause certificated securities comprising any of the Collateral to be issued in the name of the Bank, as pledgee;

                (6) not cause or permit any of the Collateral presently evidenced by a written certificate to be converted to uncertificated securities;

                (7) not exercise any right with respect to the Collateral which would dilute or adversely affect the Bank's rights in the Collateral;

                (8) not file any affidavit for replacement of lost stock certificate or bonds with respect to the Collateral; and

                (9) not vote the Collateral in favor of or consent to any resolution which might: (i) impose any restrictions upon the sale, transfer, or disposition of the Collateral; or (ii) result in the issuance of any additional shares of stock of any class; or (iii) vest additional powers, privileges, preferences, or priorities to any other class of stock.

          6. POWER OF ATTORNEY. The Pledgor hereby irrevocably constitutes and appoints the Bank as the Pledgor's true and lawful attorney, with full power of substitution at the sole cost and expense of the Pledgor but for the sole benefit of the Bank, to endorse in favor of the Bank any of the Collateral; cause the transfer of any of the Collateral in such name as the Bank may, from time to time, determine; cause the issuance of certificates for book entry and/or uncertificated securities; provide notification in connection with book entry securities or general intangibles and/or provide instructions to the issuers of uncertificated securities or financial intermediaries, as necessary; to renew, extend, or roll over any Collateral; and make demand and initiate actions to enforce any of the Collateral. The Bank may take such action with respect to the Collateral as the Bank may reasonably determine to be necessary to protect and preserve its interests in the Collateral. The Bank shall also have and may exercise at any time all rights, remedies, powers, privileges, and discretions of the Pledgor with respect to and under the Collateral, provided, however, the Bank shall have no right until an Event of Default has occurred to exercise any voting rights available to the Pledgor at any time the Collateral is held

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by the Bank solely as pledgee hereunder. Except as limited above, all the rights, remedies, powers, privileges and discretions included in this Paragraph may be exercised by the Bank whether or not any of the Obligations are then due and whether or not an Event of Default has occurred. The within designation, being coupled with an interest, is irrevocable until the within Agreement is terminated by a written instrument executed by a duly authorized officer of the Bank. The power of attorney shall not be affected by subsequent disability or incapacity of the Pledgor. The Bank shall not be liable for any act or omission to act pursuant to this Paragraph except for any act or omission to act which is in actual bad faith.

          7. DEFAULT. If an Event of Default shall occur, at the election of the Bank, all Obligations shall become immediately due and payable without notice or demand, except with respect to Obligations payable on demand, which shall be due and payable on demand, whether or not an Event of Default has occurred.

     The Bank is hereby authorized, at its election, after an Event of Default or after demand, without any further demand or notice except to such extent as notice may be required by applicable law, to sell or otherwise dispose of all or any of the Collateral at public or private sale and/or enforce and collect the Collateral (including, without limitation, the right to require the issuer of any deposit account or certificate of deposit to pay the interest and proceeds thereof and funds represented by such to the Bank); and the Bank may also exercise any and all other rights and remedies of a secured party under the Code or which are otherwise accorded to it by applicable law, all as the Bank may determine. If notice of a sale or other action by the Bank is required by applicable law, the Pledgor agrees that ten (10) days' written notice to the Pledgor, or the shortest period of written notice permitted by law, whichever is larger, shall be sufficient notice; and that to the extent permitted by law, the Bank, its officers, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is the subject of widely distributed standard price quotations. Any sale (public or private) shall be free from any right of redemption, which the Pledgor hereby waives and releases. No purchaser at any sale (public or private) shall be responsible for the application of the purchase money. Any balance of the net proceeds of sale remaining after paying all Obligations of the Pledgor to the Bank shall be returned to the Pledgor or to such other party as may be legally entitled thereto; and if there is a deficiency, the Pledgor shall be responsible for the same, with interest. The Pledgor acknowledges that any exercise by the Bank of the Bank's rights upon default may be subject to compliance by the Bank with any statute, regulation, ordinance, directive, or order of any federal, state, municipal, or other governmental authority, and may impose, without limitation, any of the foregoing restricting the sale of securities. The Bank, in its sole discretion at any such sale, may restrict the prospective bidders or purchasers as to their number, nature of business and investment intentions, and may impose, without limitation, a requirement that the persons making such purchases represent and agree, to the satisfaction of the Bank, that they are purchasing the Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. The proceeds of any collection or of any sale or disposition of the Collateral held pursuant to this Agreement shall be applied towards the Obligations in such order

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and manner as the Bank determines in its sole discretion, any statute, custom, or usage to the contrary notwithstanding.

          8. SAFE CUSTODY AND EXCLUSIVITY. The Bank shall have no duty as to the Collateral or protection of the Collateral or any income or distribution thereon, beyond the safe custody of such of the Collateral as may come into the possession of the Bank and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto. The Bank's Rights and Remedies (as defined herein) may be exercised without resort or regard to any other source of satisfaction of the Obligations.

          9. INDEMNIFICATION. The Pledgor shall indemnify, defend, and hold the Bank harmless of and from any claim brought or threatened against the Bank by the Pledgor, any guarantor or endorser of the Obligations, or any other person (as well from attorneys' reasonable fees and expenses in connection therewith) on account of the Bank's relationship with the Pledgor, or any guarantor or endorser of the Obligations, each of which may be defended, compromised, settled, or pursued by the Bank with counsel of the Bank's election, but at the expense of the Pledgor. The within indemnification shall survive payment of the Obligations, and/or any termination, release, or discharge executed by the Bank in favor of the Pledgor.

          10. WAIVERS. The Pledgor waives notice of nonpayment, demand, presentment, protest or notice of protest of the Collateral, and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof. No delay or omission of the Bank in exercising or enforcing any of its rights, powers, privileges, remedies, immunities or discretions ("the Bank's Rights and Remedies") hereunder shall constitute a waiver thereof; and no waiver by the Bank of any default of the Pledgor hereunder or of any demand hereunder shall operate as a waiver of any other default hereunder or any other demand hereunder. No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Bank, which consent makes explicit reference to this Agreement. Except as provided in the preceding sentence, no other agreement or transaction, of whatsoever nature, entered into between the Bank and the Pledgor at any time (whether before, during or after the effective date or term of this Agreement) shall be construed in any particular as a waiver, modification or limitation of any of the Bank's Rights and Remedies under this Agreement, nor shall anything in this Agreement be construed as a waiver, modification or limitation of any of the Bank's Rights and Remedies under any such other agreement or transaction, but all the Bank's Rights and Remedies not only under the provisions of this Agreement but also under any such other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

          11. SEVERABILITY. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

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          12.   BINDING EFFECT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon) until terminated as to future transactions by written notice from either party to the other party of the termination hereof; provided that any such termination shall not release or affect any Collateral in which the Bank already has a security interest or any Obligations incurred or rights accrued hereunder prior to the effective date of such notice (as hereinafter defined) of such termination. Notwithstanding any such termination, the Bank shall have a security interest in all Collateral to secure the payment and performance of Obligations arising after such termination as a result of commitments or undertakings made or entered into by the Bank prior to such termination. The Bank may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the Bank's Rights and Remedies; and the Bank shall then be relieved and discharged of any any responsibility or liability with respect to this Agreement and the Collateral.

          13. NOTICES. Any notices under or pursuant to this Agreement shall be deemed duly received by the Pledgor and effective if delivered in hand to the Pledgor, or if mailed by registered or certified mail, return receipt requested, addressed to the Pledgor at the Pledgor's address as shown in the preamble hereto. Any notices to the Bank under or pursuant to this Agreement shall be mailed to the Bank by registered, certified, or express mail, return receipt requested, addressed to the Bank at the address shown at the beginning of this Agreement.

          14. REPRODUCTIONS. This Agreement and all documents which have been or may be hereinafter furnished by Pledgor to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, xerographic, or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

          15. MASSACHUSETTS LAW. This Agreement is intended to take effect as a sealed instrument and has been executed or completed and is to be performed in Massachusetts, and it and all transactions thereunder or pursuant thereto shall be governed as to interpretation, validity, effect, rights, duties and remedies of the parties thereunder and in all other respects by the domestic laws of Massachusetts.

          16. JURISDICTION AND VENUE. Pledgor irrevocably submits to the non-exclusive jurisdiction of any federal or state court sitting in Boston, Massachusetts over any suit, action or proceeding arising out of or relating to this Agreement. Pledgor irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may have or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Pledgor irrevocably agrees that any and all legal process which may be served in any such suit, action or proceeding, may be

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served by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to Pledgor and agrees that such service shall in every respect be deemed effective service upon Pledgor.

     17. JURY WAIVER. THE PLEDGOR AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, IN ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH. THE PLEDGOR CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

     Witness our hands and seals as of this 30 day of April, 2002.

WITNESS                                           PLEDGOR:
                                                  VISION SCIENCES, INC.

 /s/ Amy Pace                                     By:  /s/ James A. Tracy
------------------------------------                 ---------------------------
                                                        VP Finance, Treasurer

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                         SCHEDULE A TO PLEDGE AGREEMENT
                          BETWEEN VISION SCIENCES, INC.
                       AND CITIZENS BANK OF MASSACHUSETTS

     All of Pledgor's right, title and interest in and to the certificate of deposit with the Bank described below and all interest and dividends thereon and all renewals, substitutions and replacements thereof and all proceeds thereof, including without limitation any other deposit account or investment account with Citizens Bank of Massachusetts or any affiliate thereof into which such proceeds may hereafter be deposited.

Citizens Bank of Massachusetts certificate of deposit no.______________________.